UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

CNH INDUSTRIAL N.V.
(Exact name of registrant as specified in its charter)

Netherlands	001-36085	98-1125413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cranes Farm Road, Basildon, Essex, SS14 3AD, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)
+44 2079 251964
Registrant’s telephone number including area code

N/A
(Former name, former address and former fiscal year, if changed since last report):

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNHI	New York Stock Exchange [1]
3.850% Notes due 2027	CNHI27	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On February 14, 2024, CNH Industrial N.V. (the “Company” or “CNH”) issued a press release announcing its results of operations for the fourth quarter of 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On February 14, 2024, CNH Industrial N.V. made available a presentation providing review of its fourth quarter of 2023, which is being made available in connection with a February 14, 2024 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.    Other Events.

The Company’s Board of Directors authorized a $500 million share buyback program under which the Company may repurchase its common shares commencing after the completion of the existing $1 billion share buyback program in the open market or through privately negotiated or other transactions, including at the Company’s election trading plans under Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) depending on share price, market conditions and other factors. The Company intends to conduct any open market share repurchases that are made on the New York Stock Exchange in compliance with the safe harbor provisions of Rule 10b-18 of the Securities Exchange Act of 1934. The share repurchase program does not obligate the Company to repurchase any specific value or number of its shares, and repurchases may be commenced or suspended from time to time without prior notice.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	CNH Industrial’s press release dated February 14, 2024, announcing its results of operations for the fourth quarter of 2023
Exhibit 99.2	CNH Industrial N.V. fourth quarter 2023 results review presentation
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNH INDUSTRIAL N.V.

	By:	/s/ Roberto Russo
	Name:	Roberto Russo
	Title:	Chief Legal and Compliance Officer
Date: February 14, 2024